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                                                                    EXHIBIT 10.9

                 PARTICIPATION AGREEMENT AND DEFERRAL ELECTION

                                  U.S.FILTER
                     Management Deferred Compensation Plan

                                     * * *

                                     1997
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 Please print your full name below:    Print your Social Security Number below:

 _________________________________     ________________________________________
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This Agreement is entered into between United States Filter Corporation (the
"Company") and the Employee, pursuant to the United States Filter Corporation Management Deferred Compensation Plan (the "Plan").

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1.   Provisions of the Plan

I hereby acknowledge receipt of a copy of the Plan Highlights. In addition, I acknowledge having read and understood the provisions of the Plan respecting the entitlement to and calculation of benefits, and that the Plan may be amended or terminated only by the Board of Directors at any time in accordance with its terms. All of the terms and conditions of the Plan are contained in the Plan Document.

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2.   Election to Participate

I hereby elect to defer the following portion of my compensation, which is to be credited to my Account (minimum annual total deferral of $5,000; specify a dollar or percentage amount):

     Deferral of Base Compensation:  You may defer up to 25% of your total 1997
                                                                     -----
base compensation.

     __________ of annual base compensation, (optional) not to exceed: $_______.

     Deferral of Bonus: Beginning in the December enrollment period you will be able to defer bonuses.

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3.   Expected Deferral Level

For Company planning purposes, I expect to defer the following amounts and understand that this estimate is non-binding (minimum annual total deferral of $5,000; specify a dollar or percentage amount. Although you will not be permitted to make your election to defer bonuses until the December enrollment period, please estimate how much of your bonus you will likely elect defer in December.):

     Salary:____________ for _______ years beginning in 1998.

     Bonus: ____________ for _______ years beginning in 1998.

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4.   Investment Selection

I hereby designate the following investment selection for amounts to be contributed to my Account and acknowledge that I may change my investment mix on a quarterly basis. I also acknowledge that no money is actually being contributed to the funds I designate, and that my investment selection is used solely as an index for determining earnings or losses on my Account. (Investment allocations must be in whole percents, and your total investment allocation must equal 100%. See the Portfolio Roadmap accompanying your enrollment materials and the Manulife prospectus for complete information about each portfolio.)

Equity Index, Balanced and Equity funds:                     Money Market and Fixed Income funds:
  Equity Index (S&P 500):                                %     Money Market (Manulife):                          %
                                              -----------                                              ----------
  Balanced fund (Founders):                              %     Investment Quality Bond (Wellington):             %
                                              -----------                                              ----------
  Value Fund (MAS*):                                     %     Strategic Bond (Solomon Brothers):                %
                                              -----------                                              ----------
  Blue Chip Growth Fund (T. Rowe Price):                 %     High Yield Bond (MAS*):                           %
                                              -----------                                              ----------
  Emerging Growth (Walburg Pincus):                      %     Real Estate Securities (Manulife):                %
                                              -----------                                              ----------
  Science & Technology (T. Rowe Price):                  %
                                              -----------
  Worldwide Growth (Founders):                           %
                                              -----------
  International Stock Fund (T. Rowe Price):              %     * Miller Anderson & Sherrerd, LLP
                                              -----------

                                                                          (over)

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5.  Retirement Income Benefit

I acknowledge that this election may be changed no more than once yearly, and that it must be at least one year prior to the first day of the year of my retirement to make a change. I further acknowledge that, under Treasury Department regulations adopted in 1996, there may be potential adverse income tax consequences if I elect to receive a lump sum of 5 annual payments (see the Plan Highlights, question 30). I hereby request that my Retirement Income Benefit be paid in the following manner (check one);

    [_] Lump-sum Payment   [_] 5 Annual Payments*   [_] 10 Annual Payments*
                            [_] 15 Annual Payments*

* If you choose a stream of payments, your declining Account balance will continue to earn interest based upon your chosen investment mix. If, at retirement or any time after retirement, you wish to change your designation from annual payments to a sump-sum payment, your distribution will be subject to a 10% penalty, which will be forfeited to the Company.

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6.  In-service Distributions

I hereby elect to receive payments from this Plan as specified below. Any amounts not paid as in-service, termination or survivor benefit distributions are paid as retirement benefits pursuant to my Retirement Income Benefit election in item 5. In addition, I acknowledge that I may not receive more than one In-service Distribution in any one calendar year and that all In-service Distributions are subject to income taxes in effect during the year received. (If more space is needed, attach a separate sheet. Distributions may be scheduled for any date on or after January 1, 2000. Note that this is an election you may only make upon your initial enrollment in the Plan; therefore, you should take into account the amount of future deferrals you will make when scheduling your In-service Distributions.)

                                             Amount of Distribution
Distribution Date (mo/yr)         (specify either a dollar or percentage amount)
-------------------------         ----------------------------------------------
___________/_____________         _____________________ of Account Balance.
___________/_____________         _____________________ of Account Balance.
___________/_____________         _____________________ of Account Balance.
___________/_____________         _____________________ of Account Balance.

Note: At any time, you may, at your sole discretion, withdrawn up to an amount equal to your Account Balance minus a penalty of 10% of the amount withdrawn (the amount of the penalty is forfeited to the Company). You may also extend or cancel any In-service Distribution at least one year prior to the first day of the calendar year in which the originally scheduled distribution would take place.

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7.  Pre-retirement Termination Payout

I hereby request that, in the event that I terminate employment with the
Company for reasons other than death or disability prior to eligibility for retirement benefits, my Account Balance should be paid in the following manner and acknowledge that I may not change this election after I make it (check one):
                           ---

     [_] Lump sum   [_] 3 annual installments*

* Your Account Balance will continue to earn interest based upon your chosen investment mix, and you will be permitted to change your investment mix quarterly.

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8.  Acknowledgement of Benefits

I hereby agree on my own behalf and on behalf of ny Beneficiaries to accept those benefits under the Plan to which I and my Beneficiaries may become entitled and to be bound by all of the terms and conditions of the Plan. I acknowledge that I may look solely to the Company for payment of all benefits under the Plan and that, to the extent that the Company has set aside any assets to pay benefits in the future, the assets are subject to the claims of general creditors of the Company.


__________________________________________________
Employee Signature                    Date


_______________________________________________________________________
Employer Signature                    Title                Date

                                          Please send this form to:
                                                Joy Gaetano
                                                Vice President Human Resources
                                                United States Filter Corporation
                                                40-004 Cook Street
                                                Palm Desert, CA 92211